NMF Form N-SAR 4/30/14
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer
MidAmerican Energy Holdings Company

Underwriter/ Affiliated Participant Underwriter
RBS Securities Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$42,425,000 / $750,000,000

Commission or % of Offering
0.75%

Purchase Date 11/05/13

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
Textron Inc.

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc. /
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$6,250,000/$350,000,000

Commission or % of Offering
0.65%

Purchase Date
1/23/2014

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund
Nationwide Bond Index Fund

Issuer
Goldman Sachs Group Inc.

Underwriter/ Affiliated Participant Underwriter
Citigroup Goldman Sachs & Co. /
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$150,000,000/$3,000,000,000

Commission or % of Offering
0.45%

Purchase Date
2/26/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide Global Equity Fund

Issuer
Royal Mail Plc.

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs International/
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

105,198 shares firmwide/521,739,000 shares

Commission or % of Offering
0.90%

Purchase Date
10/11/13

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer

Calpine Corp. 6%, due January 15, 2022

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Holdings/
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,983,860 firmwide/$743,947,500

Commission or % of Offering 1.25%

Purchase Date
10/17/13

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer GLP Capital LP/ Fin II  4.375% due November 01, 2018

Underwriter/ Affiliated Participant Underwriter
Bank of America /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,000,000 firmwide/$550,000,000

Commission or % of Offering 1.13%

Purchase Date 10/23/13

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer GLP Capital LP/ Fin II  4.875% due November 01, 2020

Underwriter/ Affiliated Participant Underwriter
Bank of America /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$8,750,000 firmwide/$1,000,000,000

Commission or % of Offering 1.13%

Purchase Date 10/23/13

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer GLP Capital LP/ Fin II  5.735% due November 01, 2023

Underwriter/ Affiliated Participant Underwriter
Bank of America /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$$3,750,000 firmwide/ $500,000,000

Commission or % of Offering 1.13%

Purchase Date 10/23/13

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer
Capsugel SA 7% due May 15, 2019

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$4,000,000 firmwide/ $465,000,000

Commission or % of Offering 2.0%

Purchase Date 10/31/13

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer
Tesoro Logistics LP/Corp 5.875% due October 01, 2020

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$3,067,500 firmwide/$255,625,000

Commission or % of Offering 1.25%

Purchase Date 12/21/2013

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer
Summit Materials LLC 10.5% due January 31, 2020

Underwriter/ Affiliated Participant Underwriter
Bank of America  /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$3,262,500 firmwide/$282,750,000

Commission or % of Offering 1.75%

Purchase Date 1/09/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer
Community Health Systems (FWCT 2-Escrow) 5.125% due August 01, 2021

Underwriter/ Affiliated Participant Underwriter
Bank of America  /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$5,000,000 firmwide/$1,000,000,000

Commission or % of Offering 1.75%

Purchase Date 1/15/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer
Community Health Systems (FWCT 2-Escrow) 6.875% due February 01, 2022

Underwriter/ Affiliated Participant Underwriter
Bank of America  /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$10,000,000 firmwide/$3,000,000,000

Commission or % of Offering 2.00%

Purchase Date 1/15/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer

CBS Outdoor American Cap 5.625% due February 15, 2024

Underwriter/ Affiliated Participant Underwriter
Deutsche Bank /
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,000,000 firmwide/$400,000,000

Commission or % of Offering 1.50%

Purchase Date 1/16/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer
HCA Inc. 3.75% due March 15, 2019

Underwriter/ Affiliated Participant Underwriter JP Morgan Securities Inc./
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$5,900,000 firmwide/$1,500,000,000

Commission or % of Offering 1.00%

Purchase Date 3/03/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Bond Fund

Issuer
HCA Inc. 3.75% due March 15, 2019

Underwriter/ Affiliated Participant Underwriter JP Morgan Securities Inc./
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$5,000,000 firmwide/$2,000,000,000

Commission or % of Offering 1.00%

Purchase Date 3/03/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund
Nationwide International Value Fund

Issuer Royal Mail Plc.

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs International/
UBS Investment Bank

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

105,198 shares firmwide/ 521,739,000 shares

Commission or % of Offering
0.90%

Purchase Date 10/11/2013

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